UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) - December 3, 1999


                             W-J INTERNATIONAL, LTD.
             (Exact name of registrant as specified in its charter)


         Minnesota                      0-17345                   41-1578316
(State or other Jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)




                               23 Washburne Avenue
                              Paynesville, MN 56362
              (Address of principal executive offices and zip code)



                                 (320) 243-3311
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

         On December 3, 1999, W-J International, Ltd. (the "Company") selected Frieler Habben & Co. ("Frieler") to serve as its independent public accountants.

         In connection with the audits of the Company for the two years ended September 30, 1998, and the subsequent interim period preceding the selection of Frieler, there were no disagreements with Stirtz Bernards Boyden Surdel & Larter ("Stirtz") on any matter of accounting principles or practices, financial statement disclosure, the Company's internal controls, reliability of management's representations or auditing scope or procedures, which disagreements if not resolved to their satisfaction, would have caused them to make reference to the matter in their reports.

         The audit reports of Stirtz on the financial statements of the Company as of and for the years ended September 30, 1997 and September 30, 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         The decision to change accountants was approved by the Company's Board of Directors on December 3, 1999.


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)     Financial statements.

                 None.

         (b)     Pro forma financial information.

                 None.

         (c)     Exhibits. The following exhibits are included with this report:

                 16       Letter from Stirtz Bernards Boyden Surdel & Larter

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


DATED:  December 9, 1999                    W-J INTERNATIONAL LTD.



                                            By    /s/ Edward H. Webb
                                               Edward H. Webb, President

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                            Commission File No.:
December 3, 1999                                                   0-17345



                             W-J INTERNATIONAL, LTD.



Exhibit

  16              Letter from Stirtz Bernards Boyden Surdel & Larter. P.A.